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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                 March 28, 2003
                Date of Report (Date of earliest event reported)


                               NORTH BANCORP, INC.
             (Exact name of registrant as specified in its charter)




         MICHIGAN                     0-32639                 38-2995259
(State or other jurisdiction        (Commission             (I.R.S Employer
      of incorporation)             File Number)           Identification No.)



501 W. Main Street, Gaylord, Michigan                           49735
(Address of principal executive offices)                      (ZIP code)


Registrant's telephone number, including area code: (989) 732-3502


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FORWARD LOOKING STATEMENTS

         In addition to other events and historical information, the following Form 8-K Current Report contains "forward-looking statements" that involve risks and uncertainties. All statements regarding the expected financial position, business, and strategies are forward-looking statements and the Corporation intends for them to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The words "anticipates," "believes," "estimates," "seeks," "expects," "plans," "intends," and similar expressions, as they relate to the Corporation or management, are intended to identify forward-looking statements. Although the Corporation believes that the expectations reflected in these forward-looking statements are reasonable, and have based these expectations on beliefs and assumptions that have been made, these expectations may prove to be incorrect. Important factors that could cause actual results to differ materially from expectations include, without limitation, the failure of a significant number of borrowers to repay their loans, general changes in economic conditions and interest rates, as well as restrictions imposed by regulations or regulators of the banking industry.

ITEM 9.  REGULATION FD DISCLOSURE

         On March 28, 2003 the Corporation announced financial results for the three months ended and twelve months ended December 31, 2002.

         For further information, reference is made to the Corporation's press release dated March 28, 2003, which is attached hereto as Exhibit 99 and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       Exhibit

         99 Press Release dated March 28, 2003 mailed to the Corporation shareholders on March 28, 2003 to be further disseminated via wire services on Wednesday, April 2, 2003.

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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORTH BANCORP, INC.


                                       /s/ John R. Kluck
Date: March 28, 2003                   ------------------------------------
                                       John R. Kluck, President & Chief
                                         Executive Officer







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                                 Exhibit Index


Exhibit
  No.                           Description
-------                         -----------

  99                    Press Release dated March 28, 2003.